EXHIBIT 32

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF
                 FINANCIAL OFFICER OF US GLOBAL NANOSPACE, INC.
                       PURSUANT TO 18 U.S.C. Section.1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of US Global Nanospace, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

(a) The quarterly report on Form 10-QSB for the quarter ended June 30, 2006 of the Company fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             Dated:  September 21, 2006


                                             /s/ Carl Gruenler
                                             -----------------------
                                             Carl Gruenler,
                                             Chief Executive Officer


                                             /s/ Kevin Cronin
                                             -----------------------
                                             Kevin Cronin,
                                             Chief Financial Officer